UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

Prime Estates & Developments, Inc.
(Name of registrant in our charter)

Nevada	333-162597	27 0611758
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS I.D.

200 South Wacker Drive, Suite 3100, Chicago, Illinois,	60606
(Address of principal executive offices)	(Zip Code)

Telephone: 312.674.4529
(address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Termination of a Material Definitive Agreement.

The Share Exchange Agreement (the "Agreement") made and entered into as of the 22nd day of April, 2013, between Prime Estates & Developments, Inc., a Nevada corporation ("Buyer") and Greenbase Ltd, organized under the laws of Cyprus ("Company") and Dimitrios Goulielmos and Evangelia Theocharidou (individually a “Seller” and jointly “Sellers”) was terminated by us on May 28, 2013.

We did not incur any penalties as a result of this Termination.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Prime Estates & Developments, Inc.

Date: May 30, 2013	By:	/s/ Panagiotis Drakopoulos
Panagiotis Drakopoulos
Principal Executive Officer

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